UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
Date of Report (Date of earliest event reported): August 9, 2010
MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-33009 (Commission File Number)	56-2248952 (IRS Employer Identification No.)
10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)
(704) 815-7700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
On August 9, 2010, MedCath Corporation issued a press release announcing its results of operations for the fiscal quarter ended June 30, 2010. A copy of the press release and supplemental financial information are furnished as Exhibits 99.1 and 99.2, respectively.

Item 9.01.	Financial Statements and Exhibits
Exhibit 99.1 Press Release dated August 9, 2010
Exhibit 99.2 Supplemental Financial Information
Exhibits 99.1 and 99.2 listed in this Item 9.01 are being furnished under Item 2.02 and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION
Date: August 9, 2010	By:	/s/ James A. Parker
James A. Parker
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 9, 2010
Exhibit 99.2	Supplemental Financial Information